Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated May 14, 2008, is entered into by and among TWEEN BRANDS, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the REVOLVING CREDIT LENDERS (as hereinafter defined), the TERM LOAN LENDERS (as hereinafter defined), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Secured Parties (as defined below) under this Agreement (hereinafter referred to in such capacity as the “Agent”).
BACKGROUND
WHEREAS, reference is made to that certain Credit Agreement dated as of September 12, 2007 (as same may from time to time be amended, modified, supplemented, restated or replaced, the “Credit Agreement”) by, among others, the Borrower, each of the Guarantors from time to time party thereto (collectively, the “Guarantors” and, together with the Borrower, the “Loan Parties”), the Revolving Credit Lenders and the Term Loan Lenders from time to time party thereto (collectively, the “Lenders”) the Agent, for its own benefit and the benefit of the other Secured Parties (as defined therein), National City Bank, as Syndication Agent, Fifth Third Bank, as Documentation Agent, Citicorp North America, Inc., as Managing Agent, Banc of America Securities LLC, as sole book runner, and Banc of America Securities LLC and National City Bank, as co-lead arrangers. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and
WHEREAS, the Loan Parties have requested that the Lenders agree to modify certain terms of the Credit Agreement with respect to the Borrower’s incurrence of certain contingent guaranty liabilities, and the Lenders have agreed to do so, but only on the terms and conditions set forth herein.
NOW, THEREFORE, intending to be legally bound hereby, in consideration of the foregoing and for other good and valuable consideration received, the parties hereto covenant and agree as follows:
1.	Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to them in the Credit Agreement. As used herein: “including” is not a word of limitation and means “including without limitation”; “hereof,” “herein,” and words of similar import refer to this Amendment as a whole; and, the plural includes the singular and vice versa.

2.	Amendments to Credit Agreement. From and after the satisfaction of each and all of the preconditions to effectiveness set forth in Paragraph 3 below, the Credit Agreement is hereby amended as follows:
a)	By inserting the following definitions in their proper alphabetical order in Section 1.01 of the Credit Agreement:
            Contingent Lease Guaranty shall mean a Guaranty of Borrower of the Indebtedness of Justice Stores, LLC (as tenant) under a real property lease entered into from and after May 1, 2008, in the ordinary course of business, with landlords of property owned, leased, or managed by Simon Property Group, Inc., its subsidiaries and affiliates, which Guaranty provides that Borrower shall have no obligation or liability thereunder unless Justice Stores, LLC (or its permitted successor or assign) fails to operate at least two hundred (200) locations (whether owned, leased or otherwise occupied) in the aggregate.
            Direct Lease Guaranty shall mean a Contingent Lease Guaranty under which the obligations and liabilities of Borrower are no longer subject to any contingencies (other than the failure of the tenant to satisfy its obligations under the underlying lease).
b)	By deleting Section 7.02(c) of the Credit Agreement in its entirety and inserting the following text in its stead:
            (c) Guaranties. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for:
                         (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder;
                         (ii) Guaranties of Indebtedness of Unrestricted Subsidiaries to the extent permitted by Section 7.02(h)(i);
                         (iii) endorsements of negotiable or other instruments for deposit or collection in the ordinary course of business;
                         (iv) Contingent Lease Guaranties; provided that not more than fifteen (15) Contingent Lease Guaranties may be entered into in any fiscal year, provided further that, to the extent that less than fifteen (15) Contingent Lease Guaranties are entered into in any fiscal year, such unutilized portion shall be added to the maximum number permitted for the immediately following fiscal year (but not to any fiscal year thereafter);
                         (v) Direct Lease Guaranties; provided that the maximum aggregate Indebtedness guaranteed thereunder shall not exceed the aggregate amount of twenty million dollars ($20,000,000) at any time; and
                         (vi) Permitted Guaranties.
3.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:
a)	This Amendment shall have been duly executed and delivered by the Loan Parties, the Agent and the Lenders, and the Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b)	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and validly taken.

c)	The Loan Parties shall have reimbursed the Agent for all of its reasonable out-of-pocket expenses incurred in connection with negotiation and preparation of this Amendment, including all reasonable attorneys’ fees and expenses.

d)	No Default or Event of Default shall have occurred and be continuing.

e)	The Loan Parties shall have provided such additional instruments, documents, and agreements to the Agent as the Agent and its counsel may have reasonably requested.
4.	Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof: (i) no Default or Event of Default has occurred or exists under the Credit Agreement or under any other Loan Document, and (ii) except with respect to those representations and warranties which relate solely to an earlier date, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.
5.	Miscellaneous.
a)	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects.

b)	This Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement. Delivery of an executed counterpart of a signature page hereto by facsimile or electronic means (such as PDF) shall be effective as delivery of a manually executed counterpart hereof.
c)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d)	The Loan Parties shall execute and deliver to the Agent whatever additional documents, instruments, and agreements that the Agent may reasonably require in order to give effect to, and implement the terms and conditions of this Amendment.

e)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment.

f)	In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:
i.	The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Agent, the Lenders and the Loan Parties under this Amendment.

ii.	In the event of any inconsistency between the provisions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall govern and control.

iii.	The parties hereto have prepared this Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by each of them and shall not be construed against either party.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER: TWEEN BRANDS, INC.
By:	/s/ Greg J. Henchel
	Name:	Greg J. Henchel
	Title:	Senior Vice President and General Counsel

GUARANTORS: AMERICAN FACTORING, INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Vice President

FLORET, LLC
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

JUSTICE STORES, LLC
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Assistant Secretary

LT HOLDING, INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS IMPORT CORP.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS DIRECT SERVICES INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS AGENCY, INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS DIRECT, LLC
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS PURCHASING, INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS STORE PLANNING, INC.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TOO GC, LLC
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS SERVICE CO.
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TWEEN BRANDS INVESTMENT, LLC
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

TOO IMPORT, LLP
By:	/s/ Kevin R. Schockling
	Name:	Kevin R. Schockling
	Title:	Secretary

AGENT AND LENDERS: BANK OF AMERICA, N.A., individually as a Lender and in its capacity as Agent
By:	/s/ Christine M. Scott
	Name:	Christine M. Scott
	Title:	Director

NATIONAL CITY BANK
By:	/s/ Matthew Potter
	Name:	Matthew Potter
	Title:	Vice President

FIFTH THIRD BANK
By:	/s/ Brent M. Jackson
	Name:	Brent M. Jackson
	Title:	Vice President

CITICORP USA INC.
By:	/s/ Lewis Fisher
	Name:	Lewis Fisher
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Sean D. Beckwith
	Name:	Sean D. Beckwith
	Title:	VP Senior Underwriter

US BANK, NATIONAL ASSOCIATION
By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Richard van der Meer
	Name:	Richard van der Meer
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

HUNTINGTON NATIONAL BANK
By:	/s/ John M. Luehmann
	Name:	John M. Luehmann
	Title:	Vice President

SOVEREIGN BANK
By:	/s/ John M. Luehmann
	Name:	Judith C. E. Kelly
	Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Christine M. Scott
	Name:	Christine M. Scott
	Title:	Director